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                       SUPPLEMENT DATED NOVEMBER 19, 2003
                      TO PROSPECTUS DATED OCTOBER 28, 2003

      FORTUNE e-50(TM) INDEX FUND (FEF) AND streetTRACKS(R) MORGAN STANLEY
               INTERNET INDEX FUND (MII) CLOSING TO NEW INVESTORS

     SSgA Funds Management, Inc., the Trust's investment adviser, announced today that it would close two Funds to new investment on December 16, 2003; the FORTUNE e-50(TM) Index Fund and the streetTRACKS(R) Morgan Stanley Internet Index Fund (each a "Fund" and together the "Funds"). The Funds will be liquidated on December 22, 2003. Shareholders of record remaining on December 22, 2003 will receive cash at the net asset value of their shares as of December 22, 2003, which will include any capital gains and dividends as of this date. Such payment should be made on December 26, 2003. The Funds' Board of Trustees decided to close the funds as part of an ongoing business review.

     December 15, 2003 will be the last day of trading in the Funds on the American Stock Exchange. The American Stock Exchange will halt trading in the Funds before the open of trading on December 16, 2003. From December 16, 2003 through December 22, 2003, the Funds will be in the process of closing down and liquidating its portfolio, and which will result in the Funds not tracking their respective Indexes and their cash holdings increasing which may not be consistent with the Funds' investment objective and strategy.

     Shareholders may sell their holdings prior to December 16, 2003, incurring a transaction fee from their broker-dealer. From December 16, 2003 through December 22, 2003, shareholders may be able to sell their shares to certain broker-dealers, but there can be no assurance that there will be a market for the Funds. All shareholders remaining on December 22, 2003 will receive the value of their shares as of December 22, 2003 which will include any capital gains and dividends into the cash portion of their brokerage account. While shareholders remaining on December 22, 2003 will not incur transaction fees, the NAV of the Funds will reflect the costs of closing the Funds. Shareholders can call 1-866-S-TRACKS (1-866-787-2257) for additional information.